                                                                    EXHIBIT 32.2
                         CERTIFICATION OF ANNUAL REPORT



      Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C.
Section 1350, the undersigned officer of Renaissance Learning, Inc. (the "Company"), hereby certifies that, to the undersigned's knowledge:

      (1) the Company's Annual Report on Form 10-K for the year ended December 31, 2007 (the "Report") fully complies with the requirements of
            Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934; and

      (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated: February 27, 2008

                                    /s/ Mary T. Minch
                                    ------------------------------------------
                                    Name:  Mary T. Minch
                                    Title: Senior Vice President-Finance,
                                    Chief Financial Officer and Secretary


THIS WRITTEN STATEMENT ACCOMPANIES THIS REPORT PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002 AND SHALL NOT BE DEEMED TO BE FILED BY THE COMPANY FOR PURPOSES OF THE SECURITES EXCHANGE ACT OF 1934.